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                                                                   EXHIBIT 10.12

STANDARD COMMERCIAL LEASE AGREEMENT            Approximately 5,906 gross sq. ft.
                                               --------------------------------
    BUILDING) 79                               12212 Technology Blvd., Suite K
                                               --------------------------------
                                               Austin, Texas 78727
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                                               (McNeil #4)

                                Lease Agreement

     THIS LEASE AGREEMENT, made and entered into by and between AEtna Life Insurance Company hereinafter referred to as "Landlord" and Mark Chandler, Individually hereinafter referred to as "Tenant";

                                  W I T N E S S E T H:

   1. Premises and Term. In consideration of the obligation of Tenant to pay rent as herein provided, and in consideration of the other terms, provisions and covenants hereof, Landlord hereby demises and leases to Tenant, and Tenant hereby accepts and leases from Landlord certain premises situated within the County of Travis, State of Texas, more particularly described an Exhibit "A" attached hereto and incorporated herein by reference, together with all rights, privileges, easements, appurtenances and immunities belonging to or in any way pertaining to the premises and together with the buildings and other improvements situated upon said premises (said real property, buildings and improvements hereinafter referred to as the "premises").

   TO HAVE AND TO HOLD the same for a term commencing on November 1, 1989 and ending 55 months thereafter. Tenant acknowledges that it has inspected and accepts the premises, and specifically the buildings and improvements comprising the same, in their present condition as suitable for the purpose for which the premises are leased. Taking of possession by Tenant shall be deemed conclusively to establish that said buildings and other improvements are in good and satisfactory condition as of when possession was taken. Tenant further acknowledges that no representations as to the repair of the premises nor premises to alter, remodel or improve the premises have been made by Landlord, unless such are expressly set forth in this lease. If this lease is executed before the premises become vacant or otherwise available and ready for occupancy, or if any present tenant or occupant of the premises holds over, and Landlord cannot acquire possession of the premises prior to the date above recited as the commencement date of this lease, Landlord shall not be deemed to be in default hereunder, and Tenant agrees to accept possession of the premises at such time as Landlord is able to tender the same, which date shall thenceforth be deemed the "commencement date"; and Landlord hereby waives payment of rent covering any period prior to the tendering of possession to Tenant hereunder. After the commencement date Tenant shall, upon demand, execute and deliver to Landlord a letter of acceptance of delivery of the premises.

   2. Base Rent and Security Deposit.

   A. Tenant agrees to pay to Landlord rent for the premises, in advance, without demand, deduction or set off, for the entire term hereof at the rate of see "Rental Rate" paragraph on attached Addendum Dollars ($________) per month. One such monthly installment shall be due and payable on the date hereof and a like monthly installment shall be due and payable or before the first day of each calendar month succeeding the commencement date recited above during the hereby demised term, except that the rental payment for any fractional calendar month at the commencement or end of the lease period shall be prorated.

   B. In addition, Tenant agrees to deposit with Landlord on the date hereof the sum of Two Thousand Nine Hundred Fifty-Three and No/Dollars ($2,953.00), which sum shall be held by Landlord, without obligation for interest, as security for the performance of Tenant's covenants and obligations under this lease, it being expressly understood and agreed that such deposit is not an advance rental deposit or a measure of Landlord's damages in case of Tenant's default. Upon the occurrence of any event of default by Tenant, Landlord may, from time to time, without prejudice to any other remedy provided herein or provided by law, use such fund to the extent necessary to make good any arrears of rent or other payments due hereunder, and any other damage, injury, expense or liability caused by such event of default; and Tenant shall pay to Landlord on demand the amount so applied in order to restore the security deposit to its original amount. Although the security deposit shall be deemed the property of Landlord, any remaining balance of such deposit shall be returned by Landlord to Tenant at such time after termination of this lease that all of Tenant's obligations under this lease have been fulfilled.

   3. Use. The demised premises shall be used only for the purpose of receiving, storing, shipping and selling (other than retail) products, materials and merchandise made and/or distributed by Tenant and for such other lawful purposes as may be incidental thereto. Outside storage, including without limitation, trucks and other vehicles, is prohibited without Landlord's prior written consent. Tenant shall at its own cost and expense obtain any and all licenses and permits necessary for any such use. Tenant shall comply with all governmental laws, ordinances and regulations applicable to the use of the premises, and shall promptly comply with all governmental orders and directives for the correction, prevention and abatement of nuisances in or upon, or connected with, the premises, all at Tenant's sole expense. Tenant shall not permit any objectionable or unpleasant odors, smoke, dust, gas, noise or vibrations to emanate from the premises, nor take any other action which would constitute a nuisance or would disturb or endanger any other tenants of the building in which the premises are situated or unreasonably interfere with their use of their respective premises. Without Landlord's prior written consent, Tenant shall not receive, store or otherwise handle any product, material or merchandise which is explosive or highly inflammable. Tenant will not permit the premises to be used for any purpose or in any manner (including without limitation any method of storage) which would render the insurance thereon void or the insurance risk more hazardous or cause the State Board of Insurance or other insurance authority to disallow any sprinkler credits.

   4. Taxes.

   A. Landlord agrees to pay before they become delinquent all taxes, assessments and governmental charges of any kind and nature whatsoever (hereinafter collectively referred to as "taxes") lawfully levied or assessed against the building and the grounds, parking areas, driveways and alleys around the building; provided, however, that the maximum amount of taxes to be paid by Landlord hereunder during any one real estate tax year shall be -0-. Tenant shall pay prorata share of all real estate taxes. If in any real estate tax year during the term hereof or any renewal or extension the taxes levied or assessed against the building and the grounds, parking areas, driveways and alleys around the building during such tax year shall exceed the sum set forth in the proceeding sentence, Tenant shall pay to Landlord as additional rental, upon demand, the amount of such excess. In the event any such amount is not paid within twenty (20) days after the date of Landlord's invoice to Tenant, the unpaid amount shall bear interest at the rate of ten percent (10%) per annum from the date of such invoice until payment by Tenant.

   B. In the event the premises constitute a portion of a multiple occupancy building, Tenant agrees to pay to Landlord, as additional rental, upon demand, the amount of Tenant's "proportionate share" of the excess taxes referred to in Paragraph A above. Tenant's "proportionate share", as used in this lease, shall mean a fraction, the numerator of which is the space contained in the premises and the denominator of which is the entire space contained within the building.

   C. If at any time during the term of this lease, the present method of taxation shall be charged so that in lieu of the whole or any part of any taxes, assessments or governmental charges levied, assessed or imposed on real estate and the improvements thereon, there shall be levied, assessed or imposed on Landlord a capital levy or other tax directly on the rents received therefrom and/or a franchise tax, assessment, levy or charge measured by or based in whole or in part, upon such rents for the present or any future building or buildings on the premises, then all such taxes, assessments, levies, or charges, or the part thereof so, measured or based, shall be deemed to be included within the term "taxes" for the purpose hereof. Landlord tax statement with respect to the premises shall be made available for inspection by Tenant.

   D. The Landlord shall have the right to employ a tax consulting firm to attempt to assure a fair tax burden on the building and grounds within the applicable taxing jurisdiction, Tenant shall pay to Landlord upon demand, from time to time, as additional rent, the amount of Tenant's "proportionate share" (as defined in subparagraph 4(B) above) of the cost of such service.

   E. Any payment to be made pursuant to this Paragraph 4 with respect to the real estate tax year in which this lease commences or terminates shall be prorated.

   5. Landlord's Repairs. Landlord shall at his expense maintain only the roof, foundation and the structural soundness of the exterior walls of the building in good repair, reasonable wear and tear excepted. Tenant shall repair and pay for any damage caused by the negligence of Tenant, or Tenant's employees, agents or invitees, or caused by Tenant's default hereunder. The term "walls" as used herein shall not include windows, glass and plate glass, doors, and special store fronts and office entrys. Tenant shall immediately give Landlord written notice of defect or need for repairs after which Landlord shall have twenty (20) days to repair same or cure such defect or show evidence of intent to repair same or cure defect within a reasonable period of time. Landlord's liability with respect to any defects, repairs or maintenance for which Landlord is responsible under any of the provisions of this lease, shall be limited to the cost of such repairs or maintenance or the curing of such defect.

   6. Tenant's Repairs

   A. Tenant shall at its own cost and expense keep and maintain all parts of the premises (except those for which Landlord is expressly responsible under the terms of this lease) in good condition, promptly making all necessary repairs and replacements, including but on limited to windows, glass and plate glass, doors, any special office entry, interior walls and finish work, floors and floor covering, downspouts, heating and air conditioning systems, dock boards, truck doors, dock bumpers, paving, plumbing work and fixtures, termite and pest extermination, regular removal of trash and debris, regular mowing of any grass, trimming, weed removal and general landscape maintenance. Tenant shall not be obligated to repair any damage caused by fire, tornado or other casualty covered by the insurance to be maintained by Landlord pursuant to subparagraph 12(A) below, except that Tenant shall be obligated to repair all wind damage to glass except with respect to tornado or hurricane damage.

   B. Tenant shall not damage any demising wall or disturb the integrity and support provided by any demising wall and shall, at its sole cost and expense promptly repair any damage or injury to any demising wall caused by Tenant or its employees, agents or invitees.

   C. In the event the premises constitute a portion of a multiple occupancy building, Tenant and its employees, customers and licensees shall have the exclusive right to use the parking areas, if any, as may be designated by Landlord in writing, subject to such reasonable rule
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and regulations as Landlord may from time to time prescribe and subject to rights of ingress and egress of other tenants. Landlord shall not be responsible for enforcing Tenant's exclusive parking rights against any third parties. Further, in multiple occupancy buildings, Landlord reserves the right to perform the paving and landscape maintenance, exterior painting and common sewage line plumbing which are otherwise Tenant's obligations under subparagraph A above, and Tenant shall, in lieu of the obligations set forth under subparagraph A above with respect to such items, be liable for its proportionate share (as defined in subparagraph 4(B) above) of the cost and expense of the care for the grounds around the building, including but not limited to, the mowing of grass, care of shrubs, general landscaping, maintenance of parking areas, driveways and alleys, exterior repainting and common sewage line plumbing; provided, however, that Landlord shall have the right to require Tenant to pay such other reasonable proportion of said mowing, shrub care and general landscaping costs as may be determined by Landlord in its sole discretion; and further provided that if Tenant or any other particular tenant of the building can be clearly identified as being responsible for obstructions or stoppage of the common sanitary sewage line, then Tenant, if Tenant is responsible, or such other responsible tenant, shall pay the entire cost thereof, with thirty (30) days written notice as additional rent, Tenant shall pay when due its share, determined as aforesaid, of such costs and expenses along with the other tenants of the building to Landlord upon demand, as additional rent, for the amount of its share as aforesaid of such costs and expenses in the event Landlord elects to perform or cause to be performed such work.

   E. Tenant shall, at its own cost and expense, enter into a regularly scheduled preventive maintenance/service contract with a maintenance contractor for servicing all hot water, heating and air conditioning systems and equipment within the premises. The maintenance contractor and the contract must be approved by Landlord. The service contract must include all services suggested by the equipment manufacturer within the operation/maintenance manual and must become effective (and a copy thereof delivered to Landlord) with thirty (30) days of the date Tenant takes possession of the premises.

  7. Alterations. Tenant shall not make any alterations, additions or improvements to the premises (including but not limited to roof and wall penetrations) without the prior written consent of Landlord. Tenant may, without the consent of Landlord, but at its own cost and expense and in good workmanlike manner erect such shelves, bins, machinery, and trade fixtures as it may deem advisable, without altering the basic character of the building or improvements and without overloading or damaging such building or improvements, and in each case complying with all applicable governmental laws, ordinances, regulations and other requirements. All alterations, additions, improvements, and partitions erected by Tenant shall be and remain the property of Tenant during the term of this lease and Tenant shall, unless Landlord otherwise elects as hereinafter provided, remove all alterations, additions, improvements and partitions erected by Tenant and paid for by Tenant and restore the premises to their original condition by the date of termination of this lease or upon earlier vacating of the premises; provided, however, that if Landlord so elects prior to termination of this lease or upon earlier vacating of premises, such alterations, additions, improvements, and partitions shall become the property of Landlord as of the date of termination of this lease or upon earlier vacating of the premises and shall be delivered up to the Landlord with the premises. All shelves, bins, machinery and trade fixtures installed by Tenant may be removed by Tenant prior to the termination of this lease if Tenant so elects, and shall be removed by the date of termination of this lease or upon earlier vacating of the premises if required by Landlord; upon any such removal Tenant shall restore the premises to their original condition. All such removals and restoration shall be accomplished in a good workmanlike manner so as not to damage the primary structure or structural qualities of the buildings and other improvements situated on the premises.

   8. Signs. Tenant shall have the right to install signs upon the premises only when first approved in writing by Landlord and subject to any applicable governmental laws, ordinances, regulations and other requirements. Tenant shall remove all such signs by the termination of this lease. Such installations and removals shall be made in such manner as to avoid injury or defacement of the building and other improvements, and Tenant shall repair any injury or defacement, including without limitation discoloration, caused by such installation and/or removal.

   9. Inspection. Landlord and Landlord's agents and representatives shall have the right to enter and inspect the premises at any reasonable time during business hours, for the purpose of ascertaining the condition of the premises or in order to make such repairs as may be required or permitted to be made by Landlord under the terms of this lease. During the period that is six (6) months prior to the end of the term hereof, Landlord and Landlord's agents and representatives shall have the right to enter the premises at any reasonable time during business hours for the purpose of showing the premises and shall have the right to erect on the premises a suitable sign indicating the premises are available. Tenant shall give written notice to Landlord at least thirty
(30) days prior to vacating the premises and shall arrange to meet with Landlord for a joint inspection of the premises prior to vacating. In the event of Tenant's failure to give such notice or arrange such joint inspection, Landlord's inspection at or after Tenant's vacating the premises shall be conclusively deemed correct for purposes of determining Tenant's reasonable responsibility for repairs and restoration.

   10. Utilities. Landlord agrees to provide at its cost water, electricity and telephone service connections into the premises; but Tenant shall pay for all water, gas, heat, light, power, telephone, sewer, sprinkler charges and other utilities and services used on or from the premises, together with any taxes, penalties, surcharges of the like pertaining thereto and any maintenance charges for utilities and shall furnish all electric light bulbs and tubes. If any such services are not separately metered to Tenant, Tenant shall pay a reasonable proportion as determined by Landlord of all charges jointly metered with other premises. Landlord shall in no event be liable for any interruption or failure of utility services on the premises.

   11. Assignment and Subletting. Tenant shall not have the right to assign this lease or to sublet the whole or any part of the premises without the prior written consent of Landlord which consent shall not be unreasonable withheld. Notwithstanding any permitted assignment or subletting, Tenant shall at all times remain directly, primarily and fully responsible and liable for the payment of the rent herein specified and for compliance with all of its other obligations under the terms, provisions and covenants of this lease. Upon the occurrence of an "event of default" as hereinafter defined, if the premises or any part thereof are then assigned or sublet, Landlord, in addition to any other remedies herein provided, or provided by law, may at its option collect directly from such assignee or subtenant all rents becoming due to Tenant under such assignment or sublease and apply such rent against any sums due to Landlord from Tenant hereunder, and no such collection shall be construed to constitute a novation or a release of Tenant from the further performance of Tenant's obligations hereunder.

   12. Fire and Casualty Damage.
   A. Landlord agrees to maintain standard fire and extended coverage insurance covering the building of which the premises are a part in an amount not less than 80% (or such greater percentage as may be necessary to comply with the provisions of any co-insurance clauses of the policy) of the "replacement cost" thereof as such term is defined in the Replacement Cost Endorsement to be attached thereto, insuring against the perils of Fire, Lightning, and Extended Coverage, such coverages and endorsements to be as defined, provided and limited in the standard bureau forms prescribed by the insurance regulatory authority for the State in which the premises are situated for use by insurance companies admitted in such state for the writing of such insurance on risks located within such state. Subject to the provisions of subparagraphs 12(C), 12(D), and 12(E) below, such insurance shall be for the sole benefit of Landlord and under its sole control. If during the second full lease year after the commencement date of this lease, or during any subsequent year of the primary term or any renewal or extension, Landlord's cost of maintaining such insurance shall exceed Landlord's cost of maintaining such insurance for the first full lease year of the term hereof, Tenant agrees to pay to Landlord, as additional rent, the amount of such excess (or in the event the premises constitute a portion of a multiple occupancy building, Tenant's full proportionate share (as defined in subparagraph 4(B) above) of such excess). Said payments shall be made to Landlord within ten (10) days after presentation to Tenant of Landlord's statement setting forth the amount due. Any payment to be made pursuant to this subparagraph A with respect to the year in which this lease commences or terminates shall bear the same ratio to the payment which would be required to be made for the full year as the part of such year covered by the term of this lease bears to a full year.

   B. If the buildings situated upon the premises should be damaged or destroyed by fire, tornado, or other casualty, Tenant shall give immediate written notice thereof to Landlord.

   C. If the buildings situated upon the premises should be totally destroyed by fire, tornado, or other casualty, or if they should be so damaged thereby that rebuilding or repairs cannot in Landlord's estimation be completed within one hundred fifty (150) days after the date upon which Landlord is notified by Tenant of such damage, this lease shall terminate and the rent shall be abated during the unexpired portion of this lease, effective upon the date of the occurrence of such damage.

   D. If the buildings situated upon the premises should be damaged by any peril covered by the insurance to be provided by Landlord under subparagraph 12(A) above, but only to such extent that rebuilding or repairs can in Landlord's estimation be completed within one hundred fifty (150) days after the date upon which the Landlord is notified by Tenant of such damage, this lease shall not terminate, and Landlord shall at its sole cost and expense thereupon proceed with reasonable diligence to rebuild and repair such buildings to substantially the condition in which they existed prior to such damage, except that Landlord shall not be required to rebuild, repair or replace any part of the partitions, fixtures, additions and other improvements which may have been placed in, on or about the premises by Tenant. If the premises are untentantable in whole or in part following such damage, the rent payable hereunder during the period in which the are untentantable shall be reduced to such extent as may be fair and reasonable under all the circumstances. In the event that Landlord should fail to complete such repairs and rebuilding within one hundred fifty
(150) days after the date upon which Landlord is notified by Tenant of such damage, Tenant may at its option terminate this lease by delivering written notice of termination to Landlord as Tenant's exclusive remedy, whereupon all rights and obligations hereunder shall cease and terminate.

   E. Notwithstanding anything herein to the contrary, in the event the holder of any indebtedness secured by a mortgage or deed of trust covering the premises requires that the insurance proceeds be applied to such indebtedness, then Landlord shall have the right to terminate this lease by delivering written notice of termination to Tenant within fifteen (15) days after such requirement is made by any such holder, whereupon all rights and obligations hereunder shall cease and terminate.

   F. Each of Landlord and Tenant hereby releases the other from any loss or damage to property caused by fire or any other perils insured through or under them by way of subrogation or otherwise for any loss or damage to property caused by fire or any other perils insured in policies of insurance covering such property, even if such loss or damage shall have been caused by the fault or negligence of the other party, or anyone for whom such party may be responsible; provided, however, that this release shall be applicable and in force and effect only with respect to loss or damage occurring during such times as the releasor's policies shall contain a clause or endorsement to the effect that any such release shall not adversely affect or impair said policies or prejudice the right of the releasor to recover thereunder and then only to the extent of the insurance proceeds payable under such policies. Each of the Landlord and Tenant agrees that it will request its insurance carriers to include in its policies such a clause or endorsement. If extra cost shall be charged therefor, each party shall advise the other thereof and of the amount of the extra cost, and the other party, at its election, may pay the same, but shall not be obligated to do so.

   13. Liability. Landlord shall not be liable to Tenant or Tenant's employees, agents, patrons or visitors, or to any other person whomsoever, for any injury to person or damage to property on or about the premises, resulting from and/or caused in part or whole by the negligence or misconduct of Tenant, its agents, servants or employees, or of any person entering upon the premises, or caused by the buildings and improvements located on the premises becoming our of repair, or caused by leakage of gas, oil, water or steam or by electricity emanating from the premises, or due to any cause whatsoever, and Tenant hereby covenants and agrees that it will at all times indemnify and hold safe and harmless the property, the Landlord (including without limitation the trustee and beneficiaries if Landlord is a trust), Landlord's
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agents and employees from any loss, liability, claims, suits, costs, expenses, including without limitation attorney's fees and damages, both real and alleged, arising out of such damage or injury; except injury to persons or damage to property the sole cause of which is negligence of Landlord or the failure of Landlord to repair any part of the premises which Landlord is obligated to repair and maintain hereunder within a reasonable time after the receipt of written notice from Tenant of needed repairs. Tenant shall procure and maintain throughout the term of this lease a policy or policies of insurance, at its sole cost and expense, insuring both Landlord and Tenant against all claims, demands or actions arising out of or in connection with: (i) the premises; (ii) the condition of the premises; (iii) Tenant's operations in and maintenance and use of the premises; and (iv) Tenant's liability assumed under this lease, the limits of such policy or policies to be in the amount of not less than $300,000 per occurrence in respect of injury to persons (including death), and in the amount of not less than $50,000 per occurrence in respect of property damage or destruction, including loss of use thereof. All such policies shall be procured by Tenant from responsible insurance companies satisfactory to Landlord. Certified copies of such policies, together with receipt evidencing payment of premiums therefor, shall be delivered to Landlord prior to the commencement date of this lease. Not less than fifteen (15) days prior to the expiration date of any such policies, certified copies of the renewals thereof (bearing notations evidencing the payment of renewal premiums) shall be delivered to Landlord. Such policies shall further provide that not less than thirty (30) days written notice shall be given to Landlord before such policy may be cancelled or changed to reduce insurance provided thereby.

   14. Condemnation.

   A. If the whole or any substantial part of the premises should he taken for any public or quasi-public use under governmental law, ordinance or regulation, or by right of eminent domain, or by private purchase in lieu thereof and the taking would prevent or materially interfere with the use of the premises or the normal operation of the company for the purpose which they are being used, this lease shall terminate and the rent shall be abated during the unexpired portion of this lease, effective When the physical taking of said premises shall occur.

   B. If part of the promises shall be taken for any public or quad-public use under any governmental law, ordinance or regulation, or by right of eminent domain, or by private purchase in lieu thereof, and this lease is not terminated as provided in the subparagraph above, this lease shall not terminate but the rent payable hereunder during the unexpired portion of this lease shall be reduced to such extent as may be fair and reasonable under all of the circumstances.

   C. In the event of any such taking or private purchase in lieu thereof, Landlord and Tenant shall each be entitled to receive and retain such separate awards and/or portion of lump sum awards as may be allocated to their respective interests in any condemnation proceedings.

   15. Holding Over. Tenant will, at the termination of this lease by lapse of time or otherwise, yield up immediate possession to Landlord. If Landlord agrees in writing that Tenant may hold over after the expiration or termination of this lease, unless the parties hereto otherwise agree in writing on the terms of such holding over, the hold over tenancy shall be subject to termination by Landlord at any time upon not less than five (5) days advance written notice, or by Tenant at any time upon not less than thirty (30) days advance written notice, and all of the other terms and provisions of this lease shall be applicable during that period, except that Tenant shall pay Landlord from time to time upon demand, as rental for the period of any hold over, an amount equal to one and one-half (1 1/2) the rent in effect on the termination date, computed on a daily basis for each day of the hold over period. No holding over by Tenant, whether with or without consent of Landlord, shall operate to extend this lease except as otherwise expressly provided. The preceding provisions of this paragraph 15 shall not be construed as Landlord's consent for Tenant to hold over.

   16. Quiet Enjoyment. Landlord covenants that it now has, or will acquire before Tenant takes possession of the premises, good title to the premises, free and clear of all liens and encumbrances, excepting only the lien for current taxes not yet due, such mortgage or mortgages as are permitted by the terms of this lease, zoning ordinances, and other building and fire ordinances and governmental regulations relating to the use of such property, and easements, restrictions and other conditions of record. In the event this lease is a sublease, then Tenant agrees to take the premises subject to the provisions of the prior leases. Landlord represents and warrants that it has full right and authority to enter into this lease and that Tenant, upon paying the rental herein set forth and performing its other covenants and agreements herein set forth, shall peaceably and quietly have, hold and enjoy the premises for the term hereof without hindrance or molestation from Landlord, subject to the terms and provisions of this lease.

   17. Events of Default. The following events shall be deemed to be events of default by Tenant under this lease:

       (a) Tenant shall fail to pay any installment of the rent herein reserved when due, or any payment with respect to taxes hereunder when due, or any other payment or reimbursement to Landlord required herein when due, and such failure shall continue for a period of five (5) days from the date such payment was due.

       (b) Tenant shall become insolvent, or shall make a transfer in fraud of creditors, or shall make an assignment for the benefit of creditors.

       (c) Tenant shall file a petition under any section or chapter of the National Bankruptcy Act, as amended, or under any similar law or statute of the United States or any State thereof; or Tenant shall be adjudged bankrupt or insolvent in proceedings filed against Tenant thereunder.

       (d) A receiver or trustee shall be appointed for all or substantially all of the assets of Tenant

       (e) Tenant shall desert or vacate any substantial portion of the promises.

       (f) Tenant shall fail to comply with any term, provision or covenant of this lease (other than the foregoing in this paragraph 17), and shall not cure such failure within thirty (30) days after written notice thereof to Tenant.

   18. Remedies. Upon the occurrence of any such event of default described in paragraph 17 hereof, Landlord shall have the option to pursue any one or more of the following remedies without notice or demand whatsoever:

       (a) Terminate this lease, in which event Tenant shall immediately surrender the premises to Landlord, and if Tenant fails so to do, Landlord may, without prejudice to any other remedy which it may have for possession or arrearages in rent, enter upon and take possession of the premises, and expel or remove Tenant and any other person who may be occupying such premises or any part thereof, and Tenant agrees to pay to Landlord on demand the amount of all loss and damage which Landlord may suffer by reason of such termination, whether through inability to relet the premises on satisfactory terms or otherwise.

       (b) Enter upon and take possession of the premises and expel or remove Tenant and any other person who may be occupying such premises or any part thereof, by force if necessary, without being liable for prosecution or any claim for damages therefor, and relet the premises and receive the rent therefor; and Tenant agrees to pay to the Landlord on demand any deficiency that may arise by reason of such reletting. In the event Landlord is successful in reletting the premises at a rental in excess of that agreed to be paid by Tenant pursuant to the terms of this lease, Landlord and Tenant each mutually agree that Tenant shall not be entitled, under any circumstances, to such excess rental, and Tenant does hereby specifically waive any claim to such excess rental.

       (c) Enter upon premises, and do whatever Tenant is obligated to do under the terms of this lease; and Tenant agrees to reimburse Landlord on demand for any expenses which Landlord may incur in thus effecting compliance with Tenant's obligations under this lease.

In the event Tenant fails to pay any installment of rent hereunder as and when such installment is due, to help defray the additional cost to Landlord for processing such late payments Tenant shall pay to Landlord on demand a late charge in an amount equal to five (5%) of such installment; and the failure to pay such amount within twenty (20) days after demand therefor shall be an event of default hereunder. The provision for such late charge shall be in addition to all of Landlord's other rights and remedies hereunder or at law and shall not be construed as liquidated damage or as limiting Landlord's remedies in any manner.

   Pursuit of any of the foregoing remedies shall not preclude pursuit of any of the other remedies herein provided or any other remedies provided by law, nor shall pursuit of any remedy herein provided constitute a forfeiture or waiver of any rent due to Landlord hereunder or of any damages accruing to Landlord by reason of the violation of any of the terms, provisions and covenants herein contained. No act or thing done by the Landlord or its agents during the term hereby granted shall be deemed a termination of this lease or an acceptance of the surrender of the premises, and no agreement to terminate this lease or accept a surrender of said premises shall be valid unless in writing signed by Landlord. No waiver by Landlord of any violation or breach of any of the terms, provisions and covenants herein contained be deemed or construed to constitute a waiver of any other violation or breach of any of the terms, provisions and covenants herein contained. Landlord's acceptance of the payment of rental or other payments hereunder after the occurrence of an event of default shall not be construed as a waiver of such default, unless Landlord so notifies Tenant in writing. Forbearance by Landlord to enforce one or more of the remedies herein provided upon an event of default shall not be deemed or construed to constitute a waiver of such default or of Landlord's right to enforce any such remedies with respect to such default or subsequent default. If, on account of any breach or default by Tenant in Tenant's obligations under the terms and conditions of this lease, it shall become necessary or appropriate for Landlord to employ or consult with an attorney concerning or to enforce or defend any of Landlord's rights or remedies hereunder, Tenant agrees to pay any reasonable attorneys fees so incurred. This clause shall be mutually applied to Landlord or Tenant.

   19. Landlord's Lien. In addition to any statutory lien for rent in Landlord's favor, Landlord shall have and Tenant hereby grant to Landlord a continuing security interest for all rentals and other sums of money becoming due hereunder from Tenant, upon all goods, wares, equipment, fixtures, furniture, inventory, accounts, contract rights, chattel paper and other personal property of Tenant situated on the premises, and such property shall not be removed therefrom without the consent of Landlord until all arrearages in rent as well as any and all other sums of money then due to Landlord hereunder shall first have been paid and discharged. In the event of a default under this lease, Landlord shall have, in addition to any other remedies provided herein or by law, all rights and remedies under the Uniform Commercial Code, including without limitation the right to sell the property described in this Paragraph 19 at public or private sale upon ten (10) days notice to Tenant. Tenant hereby agrees to execute such financing statements and other instruments necessary or desirable in Landlord's discretion to perfect the security interest hereby created. Any statutory lien for rent is not hereby waived, the express contractual lien herein granted being in addition and supplementary thereto.

   20. Mortgages. Tenant accepts this lease subject and subordinate to any mortgage(s) and/or deed(s) of trust now or at any time here after constituting a lien or charge upon the premises or the improvements situated thereon, provided, however, that if the mortgagee trustee or holder of any such mortgage or deed of trust elects to have Tenant's interest in this lease superior to such lien, whether this lease was executed before or after said mortgage or deed of trust. Tenant shall at any time hereafter on demand execute any instruments, releases or other documents which may be required by any mortgagee for the purpose of subjecting and subordinating this lease to the lien of any such mortgage.

   21. Landlord's Default. In the event Landlord should become in default in any payments due on any such mortgage described in Paragraph 20, hereof or in the payment of taxes or any other items which might become a lien upon the premises and which Tenant is not obligated to pay under the terms and provisions of this lease, Tenant is authorized and empowered after giving Landlord five (5) days prior written notice of such default and Landlord's failure to cure such default, to pay any such items for and on behalf of Landlord, and the amount of any item so paid by Tenant for or on behalf of Landlord, together with any interest or penalty required to be paid in connection therewith, shall be payable on demand by Landlord to Tenant; provided, however, that Tenant shall not be authorized and empowered to make any payment under the terms of this Paragraph 21 unless the item paid shall be superior to Tenant's interest hereunder. In the event Tenant pays any mortgage debt in full, in accordance with this paragraph, it shall, at its election, be entitled to the mortgage security by assignment or subrogation.

   22. Mechanic's Liens. Tenant shall have no authority, express or implied, to create or place any lien or encumbrance of any kind or nature whatsoever upon, or in any manner to bind, the interest of Landlord in the premises or to charge the rentals payable hereunder for any claim in favor of any person dealing with Tenant, including those who may furnish materials or perform labor for any construction or repairs, and each such claim shall affect and each such lien shall attach to, If at all, only the leasehold interest granted to Tenant by this instrument. Tenant covenants and agrees that it will pay or cause to be paid all sums legally due and payable by it on account of any labor performed or materials furnished in connection with any work performed on the premises on which any lien is or can be validly and legally asserted against its leasehold interest in the premises or the improvements thereon and that it will save and hold Landlord harmless from any and all loss, cost or expense based on or arising out of asserted claims or liens against the leasehold estate or against the right, title and interest of the Landlord in the premises or under the terms of this lease.

   23. Notices. Each provision of this instrument or of any applicable governmental laws, ordinances, regulations and other requirements with reference to the sending, mailing or delivery of any notice or the making of any payment by Landlord to Tenant or with reference to the sending, mailing or delivery of any notice or the making of any payment by Tenant to Landlord shall be deemed to be complied with when and if the following steps are taken:

       (a) All rent and other payments required to be made by Tenant to Landlord hereunder shall be payable to Landlord at the address hereinbelow set forth or at such other address as Landlord may specify from time to time by written notice delivered in accordance herewith. Tenant's obligation to pay rent and any other amounts to Landlord under the terms of this lease shall not be deemed satisfied until such rent and other amounts have been actually received by Landlord.

       (b) All payments required to be made by Landlord to Tenant hereunder shall be payable to Tenant at the address hereinbelow set forth, or at such other address within the continental United States as Tenant may specify from time to time by written notice delivered in accordance herewith.

       (c) Any notice or document required or permitted to be delivered hereafter shall be deemed to be delivered whether actually received or not when deposited in the United States Mail, postage prepaid, Certified or Registered Mail, addressed to the parties hereto at the respective addresses set out below, or at such other address as they have theretofore specified by written notice delivered in accordance herewith.

                 LANDLORD:                             TENANT:

       AEtna Life Insurance Company           Mark Chandler, Individually
   ------------------------------------    ----------------------------------
       c/o Trammell Crow Company              12212 Technology Blvd., Suite K
   ------------------------------------    ----------------------------------
       301 Congress Avenue, Suite 1300        Austin, Texas 78727
   ------------------------------------    ----------------------------------
       Austin, Texas 78701
   ------------------------------------
      (P.O. Box 2176, Austin, TX 78768)

If and when included within the term "Landlord" as used in this instrument, there are more than one person, firm or corporation, all shall jointly arrange among themselves for their joint execution of such a notice specifying some individual at some specific address for the receipt of notices and payments to Landlord if and when included within the term "Tenant", as used in this instrument, there are more than one person, firm or corporation, all shall jointly arrange among themselves for their joint execution of such a notice specifying some individual at some specific address within the continental United States for the receipt of notices and payments to Tenant. All parties included within the terms "Landlord" and "Tenant", respectively, shall be bound by notices given in accordance with the provisions of this paragraph to the same effect as if each had received such notice.

   24. Miscellaneous.

   A. Words of any gender used in this lease shall be held and construed to include any other gender, and words in the singular number shall be held to include the plural, unless the context otherwise requires.

   B. The terms, provisions and covenants and conditions contained in this lease shall apply to, inure to the benefit of, and be binding upon, the parties hereto and upon their respective heirs, legal representative, successors and permitted assigns, except as otherwise herein expressly provided. Landlord shall have the right to assign any of its rights and obligations under this lease. Each party agrees to furnish to the other, promptly upon demand a corporate resolution, proof of due authorization by partners, or other appropriate documentation evidencing the due authorization, of such party to enter into this lease.

   C. The captions inserted in this lease are for convenience only and in no way define, limit or otherwise describe the scope or intent of this lease, or any provision hereof, or in any way affect the interpretation of this lease.

   D. Tenant agrees from time to time within test (10) days after request of Landlord, to deliver to Landlord, or Landlord's designee an estoppel certificate stating that this lease is in full force and effect, the date to which rent has been paid, the unexpired term of this lease and such other matters pertaining to this lease as may be requested by Landlord. It is understood and agreed that Tenant's obligation to furnish such estoppel certificates in a timely fashion is a material inducement for Landlord's execution of this lease.

   E. This lease may not be altered, changed or amended except by an instrument in writing signed by both parties hereto.

   F. All obligations of Tenant hereunder not fully performed as of the expiration or earlier termination of the term of this lease shall survive the expiration or earlier termination of the term hereof including without limitation all payment obligations with respect to taxes and insurance and all obligations concerning the condition of the premises. Upon this expiration or earlier termination of the term hereof. and prior to Tenant vacating the premises, Tenant shall pay to Landlord any amount reasonably estimated by Landlord as necessary to put the premises, including without limitation all heating and air conditioning systems and equipment therein, In good condition and repair. Tenant shall also, prior to vacating the premises, pay to Landlord the amount, as estimated by Landlord, of Tenant's obligation hereunder for real estate taxes and insurance premiums for the year in which the lease expires or terminates. All such amounts shall be used and held by Landlord for payment of such obligations of Tenant hereunder, with Tenant being liable for any additional costs therefor upon demand by Landlord, or with any excess to be returned to Tenant after all such obligations have been determined and satisfied, as the case may be. Any security deposit held by Landlord shall be credited against the amount payable by Tenant under this Paragraph 24(F).

   G. If any clause or provision of this lease is Illegal, invalid or unenforceable under present or future laws effective during the term of this lease, then and in that event, it is the intention of the parties hereto that the remainder of the lease shall not be affected thereby, and it is also the intention of the parties to this lease that in lieu of each clause or provision of this lease that is illegal, invalid or unenforceable, there be added as a part of this lease contract a clause or provision as similar in terms to such illegal, invalid or unenforceable clause of provision as may be possible and be legal, valid and enforceable.

   H. Because the premises are on the open market and are presently being shown, this lease shall be treated as an offer with the premises being subject to prior lease and such offer subject to withdrawal or non-acceptance by Landlord or to other use of the premises without notice, and this lease shall not be valid or binding unless and until accepted by Landlord in writing and a fully executed copy delivered to both parties hereto.

   I. All references in this lease to "the data hereof" or similar references shall be deemed to refer to the last date, in point of time, on which all parties hereto have executed this lease.

   25. Additional Provisions. See Addendum and Exhibits "A" and "B" attached hereto and made a part thereof.

   EXECUTED BY LANDLORD, this        day of             , 19 .

Attest/Witness;                       Aetna Life Insurance Company
                                      ----------------------------------------

/s/ [ILLEGIBLE]                       By /s/ [ILLEGIBLE]
----------------------------------       -------------------------------------

Title: Leasing Agent                  Title: Assistant Vice President
      ----------------------------           ---------------------------------

   EXECUTED BY TENANT, this 1 day of August, 1989

Attest/Witness

                                      ________________________________________

/s/ Mark Chandler                     By /s/ Mark Chandler
----------------------------------      --------------------------------------

Title:____________________________    ________________________________________

                     ADDENDUM TO LEASE AGREEMENT BETWEEN
                   AETNA LIFE INSURANCE COMPANY, AS LANDLORD
                        AND MARK CHANDLER, INDIVIDUALLY

RENTAL RATE
-----------

The monthly base rental shall be paid according to the following schedule:

   Months 1 - 6 @ $2,000.00 gross (common area maintenance and taxes will not be due during this period.)

   Months 7 - 55 @ $2,953.00 triple net (common area maintenance and taxes will be due during this period.)

CONSTRUCTION AND WORKMANSHIP WARRANTIES
---------------------------------------

The Tenant shall be assigned the entire rights of Landlord in all warranties provided by the subcontractors relating to the finish-out construction of the demised premises. This assignment of rights and warranties shall coincide with the term of the lease. If for any reason the Tenant no longer occupies the premises before the expiration of any warranties, then the assignment of the warranties shall revert back to the Landlord. Landlord shall be responsible for contracting and supervising the construction of the improvements to be constructed in the demised space, as described in Exhibit "B" attached hereto. Landlord warrants that HVAC has been serviced and is in good working order for a period of 90 days following occupancy.

PARKING
-------

The Tenant shall have the right to use fifteen (15) parking spaces of the total spaces provided for the building on a non-exclusive basis during the term of the lease. These spaces shall be provided at no cost to the Tenant. If no such event shall the Tenant be entitled to paint, mark or otherwise identify any such spaces for its exclusive use. Tenant shall prevent its employees from parking on the streets adjacent to the premises and use its best effort to prevent all other invitees from parking on such streets.

COMMON AREA MAINTENANCE
-----------------------

In addition to the obligations and responsibilities of the Tenant documented in Paragraph 6 "Tenant Repairs" of the lease, Tenant shall be responsible for its proportionate share of all costs involving the non-structural maintenance of (1) the exterior of the building, (2) the building and park landscaping, (3) the parking lots and driveways, (4) interior and exterior sprinkler systems and any other miscellaneous costs of the common area maintenance of the building and park or park security.

ESCROW DEPOSIT
--------------

During each month of the term of this lease, Tenant shall make a monthly escrow deposit with Landlord equal to 1/12 of its proportionate share of the taxes, common area maintenance charges and common utility charges which will be due and payable for that particular year and which are Tenant's obligations pursuant to Paragraphs 4, 6, and 10 of the Lease, respectively. Tenant authorizes Landlord to use the funds so deposited with Landlord to pay such costs. Within ninety
(90) days after execution of this lease by both parties, Landlord shall estimate all such costs for the year in question. The initial monthly escrow payment required above shall be based upon Tenant's proportionate share of the estimated costs, and the monthly escrow payments are subject to increase or decrease as determined by Landlord to reflect an accurate monthly escrow of Tenant's estimated proportionate share of all such costs. The escrow payment account of Tenant shall be reconciled annually. If the Tenant's total escrow payments are less than Tenant's actual proportionate share of all such costs, Tenant shall pay Landlord upon demand the difference; if the total escrow payments of Tenant are more than Tenant's actual proportionate share of all such costs, Landlord shall retain such excess and credit it to Tenant's next accruing escrow account payments.

Tenant shall escrow estimated common area maintenance and property tax charges during months 7 through 55.

                     ADDENDUM TO LEASE AGREEMENT BETWEEN
                AETNA LIFE INSURANCE COMPANY, AS LANDLORD AND
                     MARK CHANDLER, INDIVIDUALLY, AS TENANT
                                PAGE TWO OF TWO

FINISH OUT
----------

Finish out will be constructed according to Tenant and Landlord approved plans and specifications to be attached at a later date. In no event shall Tenant finish out exceed $45,000.00.

SIGNAGE
-------

Landlord will pay for building standard sign or pay for moving and installing Tenant's existing sign.

RENEWAL OPTION
--------------

Tenant shall have the right and option to renew this lease for one (1) additional five (5) year term by delivering written notice thereof to Landlord at lease One Hundred and eighty (180) days prior to the expiration date of the lease term, provided that at the time of such notice and at the end of the lease term, Tenant is not in default hereunder. Upon the delivery of said notice and subject to the conditions set forth in the preceding sentence, this lease shall be extended upon the same terms, covenants and conditions as provided in this lease, except that the rental payable during said extended term shall be at the prevailing market rental rate for space of comparable size, quality and location at the commencement of such extended term. If a conflict arises in the determination of such a Fair Market Value rental rate, a three-member committee, selected from the Austin Board of Realtors, shall determine the Fair Market Value rental rate. The first two members of such committee shall be selected by Landlord and Tenant respectively, which two members shall select the third. In no event shall the rate decrease below the rate Tenant is currently paying.

Landlord agrees to subordinate its contractual lien hereunder to any purchase money or working capital line of credit financing.

Tenant must notify Landlord in writing upon each and every "secured party" desiring to perfect their purchase money or working capital line of credit financing.

                                  EXHIBIT "A"


LEGAL DESCRIPTION:  Lot 10 of the McNeil Commercial Subdivision, Section Two, a
-----------------
                    subdivision in Travis County, Texas

LOCAL ADDRESS:      12212-K Technology Blvd.
--------------
                    Austin, Texas 78759


                              [Map Appears Here]

                                  EXHIBIT "B"


The tenant finish improvements will be constructed in accordance with the "Industrial Standards and Specifications" dated February 1986, unless noted otherwise on the construction drawings relating to the leased premises.

Actual construction plans will be accepted and agreed to as a separate document.

                   FIRST AMENDMENT TO LEASE AGREEMENT BETWEEN
                AETNA LIFE INSURANCE COMPANY, AS LANDLORD AND
                    MARK CHANDLER, INDIVIDUALLY, AS TENANT
                                DATED: 10/4/89

              This Amendment, shall attach to and form a part of the Lease Agreement and shall supersede and amend such Lease as follows:


Toxic Waste
-----------

Tenant covenants not to introduce any form of hazardous or toxic materials, as defined by the U.S. Environmental Protection Agency onto the Premises without:
a) first obtaining Landlords written consent: and b) complying with all applicable Federal, State and local laws or ordinances pertaining to the transportation, storage, use or disposal of such material, including but not limited to obtaining proper permits.

If Tenant's transportation, storage, use or disposal of hazardous or toxic materials the Premises results in: 1) contamination of the soil or surface or ground water: or 2) loss or damage to person(s) or property, then Tenant agrees to respond in accordance with the following paragraph.

Tenant agrees: (i) to notify Landlord immediately of any contamination, claim of contamination, loss or damage; (ii) after consultation and approval by Landlord, to clean up the contamination in full compliance with all applicable statutes, regulations and standard, and (iii) to indemnify, claims, suits, causes of action, costs and fees, including attorney's fees, arising from or connected with any such contamination, claim on contamination, loss or damage. This provision shall survive termination of this lease.



WITNESS:                                     AETNA LIFE INSURANCE COMPANY:


_________________________________            /s/ [ILLEGIBLE]
                                             ----------------------------------


WITNESS:                                     MARK CHANDLER, INDIVIDUALLY


/s/ [ILLEGIBLE]                              /s/ Mark Chandler
----------------------------------           -----------------------------------

                  SECOND AMENDMENT TO LEASE AGREEMENT BETWEEN
                 AETNA LIFE INSURANCE COMPANY, AS LANDLORD AND
                     MARK CHANDLER, INDIVIDUALLY, AS TENANT


        To be attached to and form a part of Lease made the 1st day of August, 1989, (which together with any amendments, modifications and extensions thereof, is hereafter called the Lease), between, Landlord and Tenant, covering a total of 2,625 squaw feet and located at 12212 Technology Boulevard, Suite K, Austin, Texas.

     WITNESSETH, THAT

     WHEREAS, Tenant needs additional space for its business purposes and Landlord has available an area adjacent hereto.

     NOW, THEREFORE, in consideration of the premises, Landlord and Tenant covenant and agree as follows:

     1. Effective January 1, 1992 through end of Term, the demised promises stall contain, in addition to the approximately 5,906 square feet originally demised, an additional area hereinafter called the "new space", containing approximately 2,625 square feet immediately adjacent thereto (see Exhibit "A" attached hereto), thus making the aggregate area of the demised premises approximately 8,531 square feet.

     2. Landlord shall provide Tenant with a tenant finish allowance of $10,000.00. All improvements must comply with Landlord's Standards and
                                              ------------------------
Specifications for Office/Warehouse Buildings.
---------------------------------------------

     3. Effective January 1, 1992, the monthly rental for the entire 8,531 square feet shall be $4,265.50 Triple Net, payable on the first day of each month during the balance of the term.

          Except as herein and hereby modified and amended the Agreement of Lease shall remain in full force and effect and all the terms, provisions, covenants and conditions thereof are hereby ratified and confirmed.

DATE AS OF THE 10 DAY OF DECEMBER, 1991


WITNESS:                                AETNA LIFE INSURANCE COMPANY:


/s/ [ILLEGIBLE]                              /s/ [ILLEGIBLE]
----------------------------------           -----------------------------------
                                             BY:
                                             TITLE: Director


WITNESS:                                     MARK CHANDLER INDIVIDUALLY:


/s/ [ILLEGIBLE]                              BY: /s/ Mark Chandler
----------------------------------              --------------------------------

                                             TITLE: President
                                                   -----------------------------

                                  EXHIBIT "A"


BUILDING:                McNeil #4

LEGAL DESCRIPTION:       Lot 10, McNeil Road Commercial Subdivision,
                         Section 2

ADDRESS:                 12212 Technology Boulevard, suites J & K,
                         Austin, Texas 78727

                                        NEW SPACE    ORIGINAL SPACE
                                        2,625 s.f.     5,906 s.f.



                              [MAP APPEARS HERE]

                  THIRD AMENDMENT TO LEASE AGREEMENT BETWEEN
                AETNA LIFE INSURANCE COMPANY, AS LANDLORD, AND
                    MARK CHANDLER, INDIVIDUALLY, AS TENANT


        To be attached to and form a part of Lease made the 1st day of August, 1989 (which together with any amendments, modifications and extensions thereof, is hereinafter called the Lease), between Landlord and Tenant, covering a total of 8,531 square feet and located at 12212 Technology Boulevard, Austin, Texas, known as McNeil 4..


     1. WITNESSETH that the Lease is hereby extended and renewed for a further term of Sixty (60) months to commence on the 1st day of June, 1994, on condition that Landlord and Tenant comply with all terms, covenants and conditions contained in the Lease, and the monthly base rental shall be Four Thousand Nine Hundred Forty Seven and 98/100 Dollars ($4,947.98) plus property taxes, common area maintenance, and insurance as provided in the Lease. The Tenant shall accept the space in its current "as is" condition.

     2. Landlord shall provide a tenant finish allowance of $2.00 per square foot ($17,062.00) to be applied. toward interior improvements. Tenant shall be responsible for the amount of tenant improvements in excess of the finish-out allowance of $2.00 per square foot. All improvements must comply with Trammell Crow Company's standard specifications (see Standards and Specifications for
                                            --------------------------------
Office/Warehouse Buildings) and all applicable governmental regulations. Prior
--------------------------
to beginning construction of any such improvements, Tenant shall submit architectural drawings of the proposed improvements to Landlord and shall obtain Landlord's written consent to begin construction.

     3. The Landlord will provide the Tenant with an HVAC Certificate of Inspection within thirty (30) days of the commencement of the renewal term. If the HVAC units require repair or replacement, the Landlord will do so at its cost.

     Except as herein and hereby modified and amended the Agreement of Lease shall remain in full force and effect and all the terms, provisions, covenants and conditions thereof an hereby ratified and confirmed.


DATED AS OF THE 29 DAY OF APRIL, 1994.

WITNESS:                                     AETNA LIFE INSURANCE COMPANY


___________________________                  By: /s/ [ILLEGIBLE]
                                                -----------------------------

                                             Title: Director
                                                   --------------------------



WITNESS:                                     MARK CHANDLER, INDIVIDUALLY:


[ILLEGIBLE]
---------------------------                  By: Mark Chandler
                                                -----------------------------

                                             Title:__________________________

                                  EXHIBIT "A"



BUILDING:                     McNeil #4

LEGAL DESCRIPTION:            Lot 10, McNeil Road Commercial Subdivision,
                              Section 2

ADDRESS:                      12212 Technology Boulevard
                              Austin, Texas 78727



                              [MAP APPEARS HERE]

                  FOURTH AMENDMENT TO LEASE AGREEMENT BETWEEN
                 AETNA LIFE INSURANCE COMPANY, AS LANDLORD AND
                    MARK CHANDLER, INDIVIDUALLY, AS TENANT


     To be attached to and form a part of Lease made the 1st day of August, 1989 (which together with any amendments, modifications and extensions thereof, is hereinafter called the Lease), between Landlord and Tenant, covering a total of 8,531 square feet and located at 12212 Technology Boulevard, Suites J and K, Austin, Texas, known as McNeil #4.

WITNESSETH That the Lease is hereby amended as follows:

1. The Lease shall be extended and renewed for a further term of four (4) months to commence on the 1st day of June, 1999, on condition that Landlord and Tenant comply with all terms, covenants and conditions contained in the Lease, and the monthly base rental shall be as follows. The Tenant shall accept the space in its current "as is" condition.

2. WHEREAS, Tenant needs additional space for its business purposes and Landlord has available an area adjacent hereto, effective on the commencement date, the demised premises shall contain, in addition to the approximately 8,531 square feet originally demised, an additional area, hereinafter called the "new space," containing approximately 4,206 square feet adjacent thereto (see Exhibit "A" attached hereto), thus making the aggregate area of the demised promises approximately 12,737 square feet. Tenant shall accept the "new space" in its current "as is" condition and all improvements must comply with Landlord's Standards and Specifications for Office/Warehouse Buildings.

     The commencement due for the new space is defined as thirty (30) days following existing tenant's vacation of the "new space" and their completion of responsibilities outlined in Paragraph 4 of this document.

     3.   The Monthly Rental shall be as follows:

--------------------------------------------------------------------------------------------------------------------------
                          MONTHLY BASE         MONTHLY BASE        MONTHLY BASE
                       RENTAL PSF EXISTING    RENTAL EXISTING     RENTAL PSF NEW         MONTHLY BASE      TOTAL MONTHLY
TERM                     SPACE (8531 SF)          SPACE           SPACE (4,206 SF)     RENTAL NEW SPACE      BASE RENTAL
--------------------------------------------------------------------------------------------------------------------------
Commencement -
 5/30/99                     $0.58                $4,947.98            $0.65              $2,733.90           $7,681.88
--------------------------------------------------------------------------------------------------------------------------
6/1/99 - 9/30/99             $0.58                $4,974.98            $0.65              $2,733.90           $7,681.88
--------------------------------------------------------------------------------------------------------------------------

These amounts shall be in addition to property taxes, common area maintenance, and insurance as provided in the Lease.

     4. Previous Tenant or Landlord shall be responsible for servicing and repairing, if necessary, the HVAC system, by a mutually acceptable, licensed contractor, cleaning the "new space" to broom clean condition and for building an opening in the demising wall between the "existing space" and the "new space" prior to occupancy of the "new space" by Tenant.

     5. Paragraph 9.B.(i) of the Lease Agreement is hereby amended to name the Management Company as an additional insured on all Tenant's Liability Insurance Policies in connection with this Lease (except for the workers' compensation policy as stated in Paragraph 9.B.(i)).

     6. Except as herein and hereby modified and amended the Agreement of Lease shall remain in full force and effect and all the terms, provisions, covenants and conditions thereof are hereby ratified and confirmed.

DATED AS OF THE 7 DAY OF JUNE, 1996.

WITNESS:                      LANDLORD:
                              AETNA LIFE INSURANCE COMPANY
                              BY: Alleges Realty Investors, LLC its Agent
                              and Investment Advisor

/s/ Kim House                 /s/ [ILLEGIBLE]
-----------------------       --------------------------------------
                              Printed Name: [ILLEGIBLE]
                                           -------------------------
                              Title:        Vice President
                                           -------------------------

WITNESS:                      TENANT:
                              MARK CHANDLER, INDIVIDUALLY


Kim House                     /s/ Mark Chandler
-----------------------       --------------------------------------
                              Printed Name: Mark Chandler
                                           -------------------------
                              Title:       _________________________

                                  EXHIBIT "A"



BUILDING:                McNeil #4

LEGAL DESCRIPTION:       Lot 10, McNeil Road Commercial Subdivision,
                         Section 2

ADDRESS:                 12212 Technology Boulevard
                         Austin, Texas 78727



                              [MAP APPEARS HERE]

                  FIFTH AMENDMENT TO LEASE AGREEMENT BETWEEN
                AETNA LIFE INSURANCE COMPANY, AS LANDLORD, AND
                    MARK CHANDLER, INDIVIDUALLY, AS TENANT

          To be attached to and form a part of Lease made the 1/st/ day of August, 1989 (which together with any amendments, modifications and extensions thereof, is hereinafter called the Lease), between Landlord and Tenant, covering a total of 12,737 square feet and located at 12212 Technology Boulevard, Suites I, J and K, Austin, Texas, known as McNeil #4

WITNESSETH that the Lease is hereby amended as follows:

     1. The Lease shall be extended and renewed (see Exhibit "A") for a further term. of thirty (30) months to commence on the 1/st/ day of October 1999, on condition that Landlord and Tenant comply with all terms, covenants and conditions contained in the Lease. The Tenant shall accept the space in its current "as is" condition.

     2. WHEREAS, Tenant needs, additional space for its business purposes and Landlord has available an area nearby effective on Commencement Date, the demised premises shall contain, in addition to the approximately 12,737 square feet originally demised ("original space"), and additional area, hereinafter called the "new space", containing approximately 20,122 square feet located at 12212 Technology Boulevard, Suite 200 (known as McNeil #5) (see Exhibit "B") attached hereto, thus making the aggregate area of the premises approximately 32,859 square feet.

The Commencement Date for the new space is defined as forty five (45) days following existing tenant's vacation of the "new space" and the completion of responsibilities outlined in Paragraph 4 of this document.

     3.   Monthly Rental shall be as follows:

------------------------------------------------------------------------------------------------------------------------------
                              MONTHLY BASE           MONTHLY BASE       MONTHLY BASE
                           RENTAL PSF EXISTING     RENTAL EXISTING         PSF NEW           MONTHLY BASE       TOTAL MONTHLY
TERM                        SPACE (12,737 SF)            SPACE         SPACE (20,122 SF)     RENTAL NEW SPACE     BASE RENTAL
------------------------------------------------------------------------------------------------------------------------------
Commencement-9/30/99           $0.6031153              $7,681.88             $0.75            $15,091.50           $22,773.38
------------------------------------------------------------------------------------------------------------------------------
10/1/99 - 3/31/02              $     0.75              $9,552.75             $0.75            $15,091.50           $24,644.25
------------------------------------------------------------------------------------------------------------------------------

These amounts shall be in addition to property taxes, common area maintenance, and insurance as provided in the Lease. Tenant shall be obligated to pay its proportionate share of management fees for the new space as of the Commencement Date. As of October 1, 1999, Tenant shall pay its proportionate share of management fees on the original space.

     4. Previous tenant or Landlord shall be responsible for servicing and repairing, if necessary, the HVAC system by a mutually acceptable, licensed contractor and cleaning the "new space" to broom clean condition, including but not limited to, removal of trash and previous Tenant's equipment.

     5.   With one hundred eighty (180) days prior written notice and so long as
                                                                  --------------
Tenant is not in default under the terms of this Lease, Tenant shall have the
------------------------------------------------------
right to cancel the Lease after April 1, 2001. Should Tenant elect to exercise such option, Tenant shall pay to Landlord a Termination Fee of Ninety Six Thousand Two Hundred Five and 25/100 Dollars ($96,205.25). Fifty percent (50%) of such Termination Fee is payable at the time such notice is served. The remaining fifty percent (50%) is payable a the time of lease termination.

     6. Landlord shall provide a tenant finish allowance of $40,224.00 to be applied toward interior improvements. Tenant shall bear the entire cost of any interior improvements to be installed by Landlord in the premises in excess of the finish-out allowance of $40,224.00 and shall pay for such excess over the allowance as hereinafter provided.

In no event shall credit be given to Tenant for any allowance not utilized. All improvements must comply with Trammell Crow Company's standard specifications (see Standards and Specifications for Office/Warehouse Buildings) and all
     -----------------------------------------------------------
applicable governmental regulations. Prior to beginning construction of any such improvements, Tenant shall submit architectural drawings of the proposed improvement to Landlord and shall obtain Landlord's written consent to begin construction. Notwithstanding any provision herein to the contrary, Tenant will utilize a general contractor, approved by Landlord, to construct the interior improvements in the new space. Tenant will have the right to access, occupy and conduct business in the new space up to, but not exceeding, forty five (45) days prior to the Commencement Date without any rent obligation. Tenant will construct the interior improvements in the new space with reasonable diligence, but need not finish them prior to the Commencement Date; such improvements may be constructed while Tenant is occupying and conducting business in the new space. Tenant may draw the allowance from Landlord from time to time as construction bills come due.

     7. Witnesseth that the Lease expressly refers to Tenant as Mark Chandler, Individually. From and after the date hereof, the Tenant shall be Luminex Corporation and not Mark Chandler, Individually. The Lease and all related documents are hereby amended such that all references to "Tenant" or "Mark Chandler, Individually", will translate to mean "Luminex Corporation".

     8. Tenant shall have the right and option to renew this Lease for one (1) additional thirty-six (36) month term by delivering written notice thereof at least one hundred eighty (180) days prior to the expiration date of the lease term, provided that at the time of such notice and at the end of the lease term, Tenant is not in default hereunder. Upon the delivery of said notice and subject to the conditions set forth in the preceding sentence, this Lease shall be extended upon the same terms, covenants and conditions as provided in this Lease, except that the rental payable during said extended term shall be the prevailing market rental rate for space of comparable size, quality and location at the commencement of such extended term (the "Market Rate"). The right and option shall apply to the initial lease term only. In the event Landlord and Tenant are unable to agree upon the Market Rate, Landlord and Tenant shall each promptly appoint a real estate broker who is licensed by the Texas Real Estate Commission (TREC) and active in the Austin industrial market, to assist in the determination of the Market Rate, and the two brokers shall appoint a third broker who is also licensed by the Texas Real Estate Commission and active in the Austin industrial market. The determination of the Market Rate by agreement of any two of such three brokers shall thereafter be payable until further adjusted. Landlord and Tenant agree to use all reasonable diligence to cause their appointed brokers to perform in good faith and in a timely manner in order to make the determination of the Market Rate on or before the date on which the Market Rate is to become effective. In the event the brokers to not make such determination in a timely manner, this Lease shall nevertheless continue in full force and effect until such determination is made, and the rental for such period shall be payable at the rate otherwise payable hereunder. Upon the determination of the Market Rate, the payment of the Market Rate shall commence on the first day of the month following the date of such determination, and in addition to such monthly installment of rental, Tenant shall pay to Landlord in the increase in rental payment hereunder, if any, applicable to the period from the date on which the Market Rate was scheduled to become effective to the payment of the first installment at the Market Rate. Landlord and Tenant shall each bear the cost and fees of their respective brokers and shall share equally the cost of the third broker, if needed.

     9. Tenant, at its own cost and expense, shall enter into a regularly scheduled preventative maintenance/service contract with a maintenance contractor approved by Landlord for servicing all hot water, heating and air conditioning systems and equipment within the Premises. The service contract must include the replacement of filters on a regular basis and all services suggested by the equipment manufacturer in its operations/maintenance manual and must become effective within thirty (30) days of the date Tenant takes possession of the Premises. Provided that

Tenant maintains such service contract and is not in default under the terms of this Lease, Landlord shall be responsible for any repairs or replacements necessary to maintain the HVAC equipment in the new space for a period of sixty
(60) days following the Commencement Date.

     10. Tenant shall have the nonexclusive right to utilize no more than fifty-six (56) parking spaces at the new space and no more than thirty-nine (39) parking spaces at the original space.

     11. Tenant's "proportionate share" of McNeil #4 is 35.93%. Tenant's proportionate share of McNeil #5 is 45.34%.

     12. Subject to Landlord's written approval of the installation process and procedure, Tenant, at its expense, shall have the right to install telecommunication lines connecting the new space and original space.

     13. Tenant shall not use, and shall not permit any subtenant licensee, concessionaire, employee, agent or invitee (hereinafter collectively "Tenant's Representatives") to use, any portion of the Premises or Building, for the placement, storage, manufacture, disposal or handling of any hazardous materials (hereinafter defined) unless Tenant complies with all applicable environmental laws (federal, state and local), including, but not limited to those for obtaining proper permits. In the event Tenant or Tenant's Representatives desire to use or place hazardous materials on the Premises it shall notify Landlord in writing thirty (30) days prior to such proposed use or placement, and provide the names of the hazardous materials, procedures to insure compliance with the applicable environmental laws and such other information as Landlord may reasonable request.

     In the event Tenant or Tenant's Representatives places, releases, or discovers any hazardous materials on the Premises or Building in violation of applicable environmental laws, Tenant shall immediately notify Landlord of such fact in writing within twenty-four (24) hours of the placement, release or discovery. Tenant shall not attempt any removal, abatement or remediation of those hazardous materials on the Premises in violation of applicable environmental laws, without obtaining the additional written consent of Landlord, which consent may be specifically conditioned on Landlord's right to approve the scope, timing and techniques of any such work and the appointment of all contractors, engineers, inspectors and consultants in connection with any such work. Tenant shall be responsible for the cost of any removal, abatement and remediation work of any hazardous materials placed, stored, manufactured, disposed of or handled by Tenant or Tenant's Representatives on the Premises or any other portion of the Building and for the cost of any removal abatement or remediation of any hazardous materials which might be disturbed or released as a result of any remodeling or construction in the Premises by Tenant or Tenant's Representatives. Such cost shall include, without limitation, the cost of any supervision by Landlord, its employees or agents, in connection with such work. Tenant shall comply with all environmental laws in connection with any such removal.

     Tenant shall indemnify Landlord, its shareholders, directors, officers, employees and agents and hold them harmless, from and against any loss, damage (including, without limitation, a loss in value of the Building or damages due to restrictions on marketing contaminated space), cost, liability, expense (including reasonable attorney's fees and expenses and court costs) arising out of the placement, storage, use, manufacture, disposal, handling, removal, abatement or remediation of any hazardous materials by Tenant or Tenant's Representatives on the Premises or Building, or any removal, abatement or remediation of any hazardous materials required hereunder to be performed or paid for by Tenant, with respect to any portion of the Premises or the Building, or arising out of any breach by Tenant of its obligations under this paragraph.

     The term "hazardous materials" as used herein shall mean (i) any "hazardous waste" as defined by the Resource Conservation and Recovery Act of 1976 (42 U.S.C. Section 6901 et seq.), as amended from time to time, and regulations promulgated thereunder; (ii) any "hazardous substance" as defined by the Comprehensive Environmental Response, Compensation and Liability Act of 1980 (42 U.S.C. Section 9601, et seq.), as amended from time to time, and regulations promulgated thereunder; (iii) asbestos or polychlorinated biphenyls; (iv) any substance the presence of which on the Building or on the Premises is prohibited or regulated by any federal, state or local law, regulation, code or rule; and
(v) any other substance
which requires special handling or notification of any federal, state, or local governmental entity in its collection, storage, treatment, or disposal.

     14. This Lease shall be subordinate to any deed of trust, mortgage, of other security instrument (a "Mortgage"), of any ground lease, master lease, or primary lease (a "Primary Lease"). that now or hereafter covers all or any part of the Premises (the mortgagee under any Mortgage or the lessor under any Primary Lease is referred to herein as "Landlord's Mortgagee"), including any modifications, renewals or extensions of such Mortgage or Primary Lease, provided that it is a condition to the Subordination of this lease that the Landlord's Mortgagee execute and deliver to Tenant a non-disturbance and attornment agreement, in recordable form, whereby such Landlord's Mortgagee agrees that neither this Lease nor Tenant's right to possession will be terminated so long as Tenant is not in default under this Lease (provided Landlord's Mortgagee, or successor thereto, maintains its rights to terminate under other provisions of the Lease, e.g., for a casualty). Notwithstanding the foregoing, Tenant agrees that any such Landlord's Mortgagee shall have the right at any time to subordinate such Mortgage or Primary Lease to this lease on such terms and subject to such conditions as Landlord's Mortgagee may deem appropriate in its discretion. Tenant agrees upon demand to execute such further instruments subordinating this Lease or attorning to the Landlord's Mortgagee as Landlord may request, provided such contains non-disturbance provisions as noted above and such other provisions which do not affect The substantive provisions of this Lease. In the event that Tenant should fail to execute any subordination or other agreement required by this paragraph, within twenty (20) days of written request, it shall constitute an Event of Default, without further notice required of Landlord.

     Except as herein and hereby modified and amended the Agreement of Lease shall remain in full force and effect and all the terms, provisions, covenants and conditions thereof are hereby ratified and confirmed.

DATED AS OF THE 21/st/ DAY OF DECEMBER, 1998.

WITNESS:                           AETNA LIFE INSURANCE COMPANY:

                                   By:    Allegis Realty Investors LLC,
                                          Its Investment Advisor sad Agent

/s/ [ILLEGIBLE]                    /s/ [ILLEGIBLE]
   -------------------------          -----------------------------------

                                   By:    [ILLEGIBLE]
                                      -----------------------------------

                                   Title: Senior Vice President
                                         --------------------------------

WITNESS:                           LUMINEX CORPORATION:

                                   /s/ Mark Chandler
                                   --------------------------------------

                                   By     MARK CHANDLER
                                     ------------------------------------

                                   Title: CHAIRMAN & CEO
                                         --------------------------------

                                  EXHIBIT "A"


BUILDING:                   McNeil #4

LEGAL DESCRIPTION:          Lot 10, McNeil Road Commercial Subdivision,
                            Section 2

ADDRESS:                    12212 Technology Boulevard
                            Austin, Texas 78727



                              [MAP APPEARS HERE]

                                  EXHIBIT "B"

BUILDING:                   McNeil #5

LEGAL DESCRIPTION:          Lot 10, McNeil Road Commercial Subdivision,
                            Section 2

ADDRESS:                    12112 Technology Boulevard
                            Austin, Texas 78727



                              [MAP APPEARS HERE]